FEDERATED TAX-FREE TRUST
Supplement to Prospectus Dated January 31, 1999

         At a Special Meeting of Shareholders to be held on September 23, 1999, shareholders of the Trust will be asked to vote on the changes described below. If approved by shareholders, these changes will take effect on or after October 1, 1999. Shareholders will be notified if any of these changes is not approved at the meeting or any adjournment thereof. Please keep this supplement for your records.

         Shareholders will be asked to consider the following proposals:

         1.       To elect four Trustees.

         2. To approve amendments to and a restatement of the Trust's Declaration of Trust:

     a) To require the approval of a majority of the outstanding voting shares in the event of the sale and conveyance of the assets of the Trust to another trust or corporation; and

                  b) To permit the Board of Trustees to liquidate the assets of the Trust without seeking shareholder approval.

         3. To approve a proposed Agreement and Plan of Reorganization between the Trust and Money Market Obligations Trust, on behalf of its series, Federated Tax-Free Trust (the "New Fund"), whereby the New Fund would acquire all of the assets of the Trust in exchange for shares of the New Fund to be distributed pro rata by the Trust to its shareholders in complete liquidation and termination of the Trust.

                  To transact such other business as may properly come before the meeting or any adjournment thereof.

                                                                   July 28, 1999



Federated Investors

Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA  15222-3779

Cusip 314282104